Exhibit 10.1

Twelfth Amendment

to

First Restated Credit Agreement

This TWELFTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Twelfth Amendment”), dated as of August 8, 2014, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation (“HIC”), each other Obligor, and FROST BANK (formerly known as The Frost National Bank), a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

Borrower has requested amendments to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Twelfth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1          Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

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ARTICLE II

Amendment to Credit Agreement

2.1          Amendments to Credit Agreement Section 1.1.

(a)          The definition of “Permitted Debt” is deleted and the following is substituted in lieu thereof:

“Permitted Debt” means (a) Existing Debt, (b) the Obligations, (c) trade accounts payable and other similar obligations incurred in the ordinary course of business, (d) intercompany balances in the ordinary course of business among Borrower and its Domestic Subsidiaries; provided, that all amounts owed by any Obligor to its Subsidiaries shall be subordinated to all Obligations on terms acceptable to Lender, (e) Capital Leases of Borrower and each of its Subsidiaries in an aggregate principal amount not to exceed $200,000 at any time, (f) the 2005 Debentures; provided, that all amounts owed with respect to the 2005 Debentures shall be subordinated to all Obligations on terms acceptable to Lender, and; provided further, the aggregate principal amount of all 2005 Debentures shall not exceed $30,928,000, (g) the 2005 Guaranty; provided, that all amounts owed with respect to the 2005 Guaranty shall be subordinated to all Obligations on terms acceptable to Lender, (h) contingent purchase price payable pursuant to the Aerospace Purchase Agreement; provided, the aggregate amount of such contingent purchase price shall not exceed $2,500,000, (i) contingent purchase price payable pursuant to the TGA Purchase Agreement; provided, the aggregate amount of such contingent purchase price shall not exceed $8,000,000, (j) Debt evidenced by the TGA Notes; provided, the aggregate principal amount of all TGA Notes shall not exceed $23,750,000, (k) Debt evidenced by the Convertible Notes; provided, (i) the aggregate principal amount of the Convertible Notes shall not exceed $25,000,000, and (ii) the Convertible Notes are in form, payable on terms and subordinate to the Obligations on terms acceptable to Lender, (l) obligations of Borrower pursuant to the TGA Purchase Agreement related to non-competition payments in an aggregate amount not to exceed $2,000,000, (m) the 2007 Debentures; provided, that all amounts owed with respect to the 2007 Debentures shall be subordinated to all Obligations on terms acceptable to Lender, and; provided further, the aggregate principal amount of all 2007 Debentures shall not exceed $25,774,000, (n) the 2007 Guaranty; provided, that all amounts owed with respect to the 2007 Guaranty shall be subordinated to all Obligations on terms acceptable to Lender, (o) contingent purchase price payable pursuant to the TBIC Purchase Agreement; provided, the aggregate amount of such contingent purchase price shall not exceed $3,000,000, (p) Debt evidenced by the 2014-1 Notes; provided, that (i) the aggregate principal amount of the 2014-1 Notes shall not exceed $30,000,000 at any time and (ii) no Default or Event of Default exists under Sections 7.22 or 9.1(s) and the representations and warranties in Section 8.25 are true and correct, and (q) other Debt of Borrower and Subsidiaries in an aggregate amount not to exceed $400,000 at any time and that is subordinated to the Obligations on terms acceptable to Lender in its discretion; provided, notwithstanding any provision of this definition of “Permitted Debt” or any provision of any Loan Document, neither Borrower nor any Subsidiary shall incur or permit to exist any Debt or other obligation or liability if, after giving effect to such incurrence or existence, any property shall secure the payment or performance of or any guaranty shall assure payment or performance of, or any Person shall have a right to require such collateral security for or guaranty of, the 2014-1 Notes or any obligation under the 2014 Indenture, any supplement to the 2014 Indenture, any note issued pursuant to the 2014 Indenture, any related agreement or resolution, or any amendment to or restatement of any of the foregoing.

(b)          The following are added in alphabetical order:

“2014 Indenture” means the Indenture dated as of August 2014, between Borrower, as Issuer, and 2014-1 Trustee, as Trustee, as executed by the parties thereto and in the form provided to Lender pursuant to Section 6.11(d)(i).

“2014-1 Documents” means the 2014-1 Notes, the 2014 Indenture, the 2014-1 Indenture Supplement, each resolution of the board of directors or similar governance body (including any pricing committee or similar committee) of Borrower or any Subsidiary related to any of the foregoing and in the form provided to Lender pursuant to Section 6.11(d)(i), and all amendments and restatements thereto.

“2014-1 Indenture Supplement” means the First Supplemental Indenture dated August 2014, between Borrower, as Issuer, and 2014-1 Trustee, as Trustee, as executed by the parties thereto and in the form provided to Lender pursuant to Section 6.11(d)(i).

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“2014-1 Notes” means the $30,000,000 aggregate principal amount of Senior Unsecured Notes due August 2024, issued by Borrower pursuant to the 2014 Indenture and the 2014-1 Indenture Supplement.

“2014-1 Notes Issue Date” means the date on which the 2014-1 Notes are issued to the initial purchasers thereof.

“2014-1 Trustee” means The Bank of New York Mellon Trust Company, N.A., together with its successors and assigns.

“Cash Management Agreement” means any agreement between or among any Obligor and/or any Subsidiary of any Obligor and Lender and/or any Affiliate of Lender related to treasury management, deposit accounts, cash management, custodial services, automated clearinghouse, funds transfer, overdraft, or credit or debit card services or arrangements or similar services or arrangements.

“Cash Management Obligations” means all obligations and liabilities of any Obligor or any Subsidiary of any Obligor owed to Lender or any Affiliate of Lender arising under or in connection with any Cash Management Agreement.

“Excluded Swap Obligation” means, with respect to any Obligor (other than Borrower), any Swap Obligation if, and to the extent that, all or a portion of any guaranty of such Obligor of such Swap Obligation is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Obligor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the guaranty of such Obligor becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty is or becomes excluded in accordance with the first sentence of this definition.

“Material Subsidiary” has the meaning provided in the 2014-1 Indenture (without giving effect to any amendment to or restatement of such definition after the 2014-1 Notes Issue Date).

“Secured Obligations” means collectively, (a) the Obligations, (b) all Swap Obligations, (c) all Cash Management Obligations, and (d) any and all out-of-pocket expenses (including, without limitation, expenses and Attorney Costs of any holder of Swap Obligations or Cash Management Obligations) incurred by any such holder in enforcing its rights under any Cash Management Agreement, Swap Contract or other agreement related to or evidencing Swap Obligations or Cash Management Obligations. Without limiting the generality of the foregoing, “Secured Obligations” includes all interest, fees and other amounts that would be owed by Borrower or any other Person to Lender or an Affiliate of Lender under any Cash Management Agreement, Swap Contract or other agreement related to or evidencing Cash Management Obligations or Swap Obligations, regardless of whether such interest, fees or other amounts are enforceable or allowed claims in any proceeding under any Debtor Relief Law involving Borrower or any other Person (other than Lender or any holder of such Swap Obligation or Cash Management Obligation). Notwithstanding the foregoing or any other provision of any Loan Document, “Secured Obligations” shall exclude any Excluded Swap Obligations.

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“Swap Contract” means any of the following entered into between Lender and/or any Affiliate of Lender and Borrower and/or any Subsidiary: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligations” means with respect to any Obligor or any other Subsidiary any obligation to pay or perform under any Swap Contract or other agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“TBIC Purchase Agreement” means the Stock Purchase Agreement dated as of March 25, 2011, among AHIC, Robert C. Siddons, Paul W. Keller, Stephen W. Gurasich, Austin Engineering Co., Inc., Kerry A. Keller and Andrew J. Reynolds.

“Twelfth Amendment” means the Twelfth Amendment to this Agreement dated as of August 8, 2014.

2.2          Amendment to Credit Agreement Section 6.2. Credit Agreement Section 6.2(c) is deleted and the following is substituted in lieu thereof:

(c)          [Intentionally Omitted]

2.3          Amendment to Credit Agreement Section 6.9. Credit Agreement Section 6.9 is deleted in its entirety and the following is substituted in lieu thereof:

6.9         Use of Proceeds. Borrower shall use (a) the proceeds of the Revolving Loans to (i) provide working capital to Borrower and Guarantors, (ii) to acquire capital stock of or make capital contributions to a Person that is either a Subsidiary on the Agreement Date or became a Subsidiary after the Agreement Date as permitted by and in compliance with this Agreement, which capital contribution will result in an increase of paid-in surplus of such Subsidiary in an amount equal to such capital contribution, (iii) to acquire surplus debentures issued by a RIC that is a Domestic Subsidiary of Borrower on the Agreement Date, (iv) to make loans to Domestic Subsidiaries, (v) subject to Section 5.3, to make Permitted Acquisitions, and (vi) to purchase capital stock of Borrower; provided, that each such purchase is made in compliance with all applicable Securities Laws, and (b) the Revolving Facility L/Cs and proceeds of the Revolving Facility L/Cs to secure the performance of Borrower and/or an L/C RIC pursuant to Reinsurance Agreements to which it is or they are a party or such other purpose as Lender may permit in its discretion; provided, notwithstanding this Section 6.9 or any provision of any Loan Document, no proceeds of any Revolving Loan or any Revolving Facility L/C shall be used to make any payment of any principal of or interest on any 2014-1 Note.

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2.4          Amendment to Credit Agreement Article VI. Credit Agreement Article VI is amended by adding the following:

6.11       2014-1 Documents

(a)          Notice of Claimed Default. Promptly upon becoming aware that any Person who is a holder of, or claims to act for the benefit of any holder of, any 2014-1 Note or any other 2014-1 Document, has given notice or taken any action with respect to a claimed default or event of default thereunder, or has given notice of the occurrence of an event that could result in Borrower or any Subsidiary being required to grant Liens to secure performance of any obligation under any 2014-1 Document, deliver to Lender a written notice specifying the notice given or action taken by such holder or other Person and the nature of the claimed default, event of default or other event related to Liens thereunder and what action it is taking or proposes to take with respect thereto.

(b)          Notice Address. Promptly after any change of the Person serving as trustee under the 2014-1 Documents, the appointment of any additional trustee serving under any 2014-1 Document or any change in the notice address or other contact information for any such trustee, deliver to Lender a written notice describing the identity of and notice address and contact information for such new or additional trustee, or new notice address or other contact information, as applicable.

(c)          Deliverables. At the same time as is provided in each 2014-1 Document, deliver to Lender of copy of all information and documents (including, but not limited to, each compliance certificate) required to be delivered to 2014-1 Trustee, each paying agent and registrar acting pursuant to any 2014-Document, and each holder of a 2014-1 Note pursuant to any 2014-Document.

(d)          Executed Documents. Not later than the Business Day after the 2014-1 Notes Issue Date, Borrower shall deliver to Lender (i) a certificate of an Authorized Signatory of Borrower, representing and warranting (A) as to the completeness and correctness of attached copies of the final, executed versions of the 2014 Indenture, the 2014-1 Indenture Supplement, each resolution of the board of directors or similar governance body (including any pricing committee or similar committee) of Borrower or any Subsidiary related to any of the foregoing and following, and the form of the 2014-1 Notes as issued on the 2014-1 Notes Issue Date, and (B) that none of such documents has been amended or restated except as provided in the documents attached to such certificate, and (ii) a redline of the final, executed versions of the 2014 Indenture, the 2014-1 Indenture Supplement, each resolution of the board of directors or similar governance body (including any pricing committee or similar committee) of Borrower or any Subsidiary related to any of the foregoing and following, and the form of the 2014-1 Notes as issued on the 2014-1 Notes Issue Date, marked to show changes to the form of each such document attached as Exhibit A to the Twelfth Amendment.

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2.5          Amendment to Credit Agreement Section 7.8. The parenthetical in Credit Agreement Section 7.8 is deleted and the following is substituted in lieu thereof:

(other than (i) this Agreement and the other Loan Documents, and (ii) the 2014-1 Documents (as the 2014-1 Documents existed on the 2014-1 Notes Issue Date, without giving effect to any amendment to or restatement thereof after the 2014-1 Notes Issue Date not consented to in writing by Lender))

2.6          Amendment to Credit Agreement Section 7.11. Credit Agreement Section 7.11 is deleted and the following is substituted in lieu thereof:

7.11       Merger and Consolidation. Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly consolidate with or merge into any other Person, permit any other Person to consolidate with or merge into it, or acquire any Person (other than acquisitions permitted by Section 7.10); provided, so long as no Default or Event of Default exists at the time of or immediately after giving effect thereto, (a) Subsidiaries may merge with and into Borrower so long as Borrower is the survivor; and (b) a RIC may merge with and into another RIC that is a Domestic Subsidiary; provided, a Material Subsidiary may not merge with any Person other than another Material Subsidiary.

2.7          Amendment to Credit Agreement Article VII. Credit Agreement Article VII is amended by adding the following:

7.22       2014-1 Documents.

(a)          Borrower shall not, and shall not permit any other Obligor or any Subsidiary to, change, amend or restate (or take any action or fail to take any action the result of which is an effective amendment, change or restatement), accept any waiver or consent with respect to, or enter into or permit to exist any agreement with respect to, any 2014-1 Document, that would result in (i) an increase in the principal, interest, original issue discount, overdue interest, fees or other amounts payable under any 2014-1 Document, (ii) an acceleration of any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under any 2014-1 Document (including, without limitation, as a result of any redemption, retirement, conversion or repurchase), (iii) a change in any of the provisions of any 2014-1 Document (including any related defined terms) related to the grant or existence of collateral to secure payment or performance of any 2014-1 Note or any other obligation under any 2014-1 Document, (iv) defeasance of any 2014-1 Note or any other obligation under any 2014-1 Document (including the establishment of any sinking fund or similar deposit arrangement), (v) a guarantee of payment or performance of any 2014-1 Note or any other obligation under any 2014-1 Document, (vi) any Obligor (other than Borrower) or any Subsidiary having any liability or obligation with respect to any 2014-1 Note or other 2014-1 Document, (vii) Borrower, any other Obligor or any Subsidiary, or any of their respective properties, being subject to any financial or similar covenant, (viii) any change to or the addition of defaults or events of default under or related to any 2014-1 Document or any obligation under any 2014-1 Document, (ix) any change to or amendment of the definition of “Material Subsidiary” in the 2014-1 Indenture or any other 2014-1 Document, (x) any restriction or prohibition on the lease, sale, assignment, pledge, transfer or other disposition of any interest in any property (including any security or other equity interest of any Subsidiary) of Borrower or any Subsidiary, other than restrictions and prohibitions in the 2014-1 Documents (as the 2014-1 Documents existed on the 2014-1 Notes Issue Date, without giving effect to any amendment to or restatement thereof after the 2014-1 Notes Issue Date not consented to in writing by Lender), (xi) any restriction or prohibition on the merger or consolidation of Borrower or any Subsidiary, other than restrictions and prohibitions in the 2014-1 Documents (as the 2014-1 Documents existed on the 2014-1 Notes Issue Date, without giving effect to any amendment to or restatement thereof after the 2014-1 Notes Issue Date not consented to in writing by Lender), or (xii) any other change in any term or provision of any 2014-1 Document that could reasonably be expected to have an adverse effect on the interest of Lender or any Affiliate of Lender.

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(b)          Borrower shall not, and shall not permit any other Obligor or any Subsidiary to, redeem, purchase or make any payment, distribution or other transfer of property to be made to or for the benefit of any holder of any 2014-1 Note, 2014-1 Trustee or any other Person acting for the benefit of holders of 2014-1 Notes, other than payments of (i) regularly scheduled cash interest payments in respect of the 2014-1 Notes made by Borrower as provided in the 2014-1 Documents; (ii) any fees and expenses in connection with the execution and delivery of the 2014-1 Documents and issuance of the 2014-1 Notes; (iii) any fees and expenses required to be paid to the 2014-1 Trustee pursuant to the 2014-1 Documents; and (iv) any other fees, expenses or indemnities required to be paid or reimbursed pursuant to the 2014-1 Documents (as to each of clauses (i) through (iv), as the 2014-1 Documents existed on the 2014-1 Notes Issue Date, without giving effect to any amendment to or restatement thereof after the 2014-1 Notes Issue Date not consented to in writing by Lender).

(c)          Borrower shall not permit the final, executed version (each as provided to Lender pursuant to Section 6.11(d)(i)) of the 2014 Indenture, the 2014-1 Indenture Supplement, the 2014-1 Notes or any other 2014-1 Document (other that any resolutions related to the foregoing) to (i) contain or be subject to any covenant not in the respective draft of such document attached as Exhibit A to the Twelfth Amendment, or (ii) contain or be subject to any other term or provision that is not substantially the same as the terms and provisions in the respective draft of such document attached as Exhibit A to the Twelfth Amendment, other than pricing or other economic terms related to the 2014-1 Notes. Borrower shall not permit the final, adopted version (each as provided to Lender pursuant to Section 6.11(d)(i)) of any resolution of the board of directors or similar governance body (including any pricing committee or similar committee) of Borrower or any Subsidiary related to the 2014 Indenture, the 2014-1 Indenture Supplement, the 2014-1 Notes or any other 2014-1 Document to contain terms that are inconsistent with the terms contained in the draft resolutions of the board of directors (including any pricing committee or similar committee) of Borrower attached as Exhibit A to the Twelfth Amendment, other than pricing or other economic terms related to the 2014-1 Notes.

7.23       Limitation on Dividends and Distributions. Borrower shall not declare, pay or otherwise be liable for the payment of any Dividend; provided, if no Default or Event of Default exists or will result therefrom, Borrower may, during the period commencing on August 8, 2014, and continuing thereafter, declare and pay cash Dividends in an aggregate amount not to exceed $10,000,000.

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2.8          Amendment to Credit Agreement Article VIII. Credit Agreement Article VIII is amended by adding the following:

8.25       2014-1 Documents. From and after the date of receipt by Lender of the certificate and attachments described in Section 6.11(d)(i), attached as Exhibit R is a true and correct copy of the executed 2014 Indenture, the 2014-1 Indenture Supplement, the form of 2014-1 Note, each resolution of the board of directors or similar governance body (including any pricing committee or similar committee) of Borrower and each Subsidiary related to the 2014-1 Documents, and each other 2014-1 Document, and all exhibits and schedules to each 2014-1 Document. No 2014-1 Document has been amended or restated, unless the amendment or restatement is attached as Exhibit R. No Subsidiary of Borrower has any liability or obligations with respect to the payment or performance of the obligations of Borrower under any 2014-1 Document. No obligation of Borrower or any other Person under any 2014-1 Document is senior in any respect to any obligation of any Obligor under any Loan Document, Cash Management Agreement or Swap Contract. From and after the date of receipt by Lender of the certificate and attachments described in Section 6.11(d)(i), there are no agreements (other than any purchase agreement in respect of the 2014-1 Notes) between or among any of Borrower, any Obligor, any Subsidiary, on the one hand, and any of the 2014-1 Trustee, any holder of any legal or beneficial interest in any 2014-1 Note and any other Person, and their respective Affiliates, on the other hand, related to the subject matter of the 2014-1 Documents not contained in the documents attached as Exhibit R. Neither Borrower nor any Subsidiary has adopted any resolution that provides for terms applicable to any 2014-1 Document that are inconsistent with the terms contained in such 2014-1 Document as provided to Lender pursuant to Section 6.11(d)(i).

2.9          Amendment to Existing Credit Agreement Section 8.25. Existing Credit Agreement Section 8.25 is renumbered to be Section 8.26 and each reference in each Loan Document to Credit Agreement Section 8.25 is amended to refer to Section 8.26.

2.10        Amendment to Credit Agreement Section 9.1(c). Credit Agreement Article 9.1(c) is deleted and the following is substituted in lieu thereof:

(c)          Certain Covenants. The failure or refusal of any Obligor punctually and properly to perform, observe and comply with any covenant, agreement or condition contained in Article III, Article VII, Sections 6.2, 6.3, 6.6, 6.10 or 6.11;

2.11        Amendment to Credit Agreement Section 9.1. Credit Agreement Article 9.1 is amended by adding the following:

(s)          2014-1 Documents. Any Person who is a holder of, or claims to act for the benefit of any holder of, any 2014-1 Note or any other 2014-1 Document shall assert that any obligation under any 2014-1 Document is senior in any respect to the Secured Obligations; any payment or transfer of property shall be made under or with respect to any 2014-1 Document not permitted by Section 7.22(b); a default shall occur under, or any Person who is a holder of, or claims to act for the benefit of any holder of, any 2014-1 Note or any other 2014-1 Document, shall assert that a default exists under, any 2014-1 Document; the 2014 Indenture, any 2014-1 Note or any obligation or liability of Borrower under any 2014-1 Document shall be secured by any collateral (including any sinking fund or similar deposit arrangement) or shall benefit from a guarantee by any Person; or Borrower or any Subsidiary shall adopt any resolution that establishes terms applicable to any 2014-1 Document and such terms are inconsistent with the terms contained in such 2014-1 Document as provided to Lender pursuant to Section 6.11(d)(i).

2.12        Addition of Credit Agreement Exhibit R. On the date of receipt by Lender of the certificate and attachments described in Section 6.11(d)(i), the Credit Agreement is amended by adding Exhibit R, in the form of the attachments to such certificate.

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ARTICLE III

Conditions Precedent

3.1          Conditions. The effectiveness of this Twelfth Amendment is subject to the satisfaction of the following conditions precedent:

(a)          Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)          Twelfth Amendment. This Twelfth Amendment executed by Borrower, each other Obligor and Lender.

(ii)         Security Documents Amendments. Amendments to the Security Documents, in such form as Lender may request, executed by each Obligor who is a party to a Security Document.

(iii)        Guaranty Amendments. Amendments to each Guaranty, in such form as Lender may require, executed by each Guarantor who is a party to a Guaranty.

(iv)        2014-1 Documents. A complete and correct copy of the current drafts of all 2014-1 Documents.

(v)         Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Twelfth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(vi)        Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(vii)       Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)          No Default. No Default or Event of Default shall exist after giving effect to this Twelfth Amendment.

(c)          Representations and Warranties.

(i)          All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Twelfth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)         All of the representations and warranties contained in Article V shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

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(d)          Effectiveness. Upon satisfaction of all conditions precedent in Section 3.1, this Twelfth Amendment shall be effective as of August 8, 2014.

ARTICLE IV

Ratification

4.1          Ratification. The terms and provisions set forth in this Twelfth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Twelfth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

ARTICLE V

Representations and Warranties

5.1          Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Twelfth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before or shall exist after giving effect to this Twelfth Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

5.2          Representations and Warranties of Borrower. Attached as Exhibit A is a true and correct copy of the current draft of each of the 2014 Indenture, the 2014-1 Indenture Supplement, the form of 2014-1 Note, each resolution of the board of directors or similar governance body (including any pricing committee or similar committee) of Borrower and each Subsidiary related to the 2014-1 Documents, and each other 2014-1 Document, and all exhibits and schedules to each 2014-1 Document. Other than any purchase agreement in respect of the 2014-1 Notes, there are no agreements between or among any of Borrower, any Obligor, any Subsidiary, on the one hand, and any of the 2014-1 Trustee, any prospective holder of any legal or beneficial interest in any 2014-1 Note and any other Person, and their respective Affiliates, on the other hand, related to the subject matter of the 2014-1 Documents not contained in the documents attached as Exhibit A. As of the date this Twelfth Amendment, neither Borrower nor any Subsidiary has adopted any resolution that provides for terms applicable to any 2014-1 Document that are inconsistent with the terms contained in the draft resolutions attached as Exhibit A.

ARTICLE VI

Miscellaneous

6.1          Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

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6.2          Severability. The provisions of this Twelfth Amendment are intended to be severable. If for any reason any provision of this Twelfth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3          Counterparts. This Twelfth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Twelfth Amendment by signing any such counterpart.

6.4          GOVERNING LAW. THIS TWELFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS TWELFTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5          ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By:
Jeffrey R. Passmore
Chief Financial Officer

Twelfth Amendment to First Restated Credit Agreement - Signature Page

OTHER OBLIGORS:

ACO HOLDINGS, INC.

ALLRISK INSURANCE AGENCY, INC.

AMERICAN HALLMARK AGENCIES, INC.

AMERICAN HALLMARK GENERAL AGENCY, INC.

EFFECTIVE CLAIMS MANAGEMENT, INC.

HALLMARK CLAIMS SERVICE, INC.

HALLMARK FINANCE CORPORATION

AMERICAN HALLMARK INSURANCE SERVICES, INC.

(formerly known as Hallmark General Agency, Inc.)

HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer and Treasurer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.

AEROSPACE HOLDINGS, LLC

AEROSPACE SPECIAL RISK, INC.

HALLMARK SPECIALTY UNDERWRITERS, INC.

(formerly known as TGA Insurance Managers, Inc., and

as Texas General Agency, Inc.)

TGA SPECIAL RISK, INC.

By:
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By:
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By:
Jeffrey R. Passmore
Senior Vice President

Twelfth Amendment to First Restated Credit Agreement - Signature Page

PAN AMERICAN ACCEPTANCE CORPORATION

By:
Jeffrey R. Passmore
Chief Financial Officer

Twelfth Amendment to First Restated Credit Agreement - Signature Page

LENDER:	FROST BANK
(formerly known as The Frost National Bank)

By:

Print Name:

Print Title:

Twelfth Amendment to First Restated Credit Agreement - Signature Page

EXHIBIT A

Draft 2014-1 Documents